OLD MUTUAL FUNDS I

Old Mutual International Bond Fund

Supplement Dated September 23, 2009

This Supplement updates certain information contained in the currently effective Prospectus and Statement of Additional Information for the above named fund (the “International Bond Fund”), a series portfolio of Old Mutual Funds I (the “Trust”), each dated November 19, 2008, as supplemented.  You should retain your Prospectus and Statement of Additional Information and any Supplements for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On September 23, 2009, the Board of Trustees of the Trust approved a Plan of Liquidation and Dissolution (the “Liquidation”) pursuant to which the assets of the International Bond Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the International Bond Fund will be distributed to shareholders.  The Liquidation is not subject to approval by shareholders of the International Bond Fund.

As of October 14, 2009, (the “Effective Date” of the Liquidation), the International Bond Fund will begin liquidating its portfolio assets and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest.  As a result, the International Bond Fund will not be pursuing its investment objectives after the Effective Date.

Effective upon the close of the New York Stock Exchange on October 2, 2009, the International Bond Fund will no longer accept investments from new investors or accounts of record with a $0 balance.

The International Bond Fund anticipates that it will complete the Liquidation on or around the close of business on November 9, 2009 (the “Liquidation Date”).  On or before the Liquidation Date, the International Bond Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the International Bond Fund, in complete redemption and cancellation of the International Bond Fund’s shares held by the shareholder, and thereafter the International Bond Fund will be dissolved.

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Distributor: Old Mutual Investment Partners
R-09-588  09/2009